UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2005 Date of Report (Date of earliest event reported)

ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	001-09487	06-1088270

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1870 THE EXCHANGE, SUITE 200
ATLANTA, GEORGIA
30339

(Address of Principal Executive Offices) (Zip Code)

(800) 497-7659

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 7.01. Regulation FD Disclosure.

     On March 7, 2005, the registrant issued a press release announcing that its board of directors has approved the decision to switch the listing of its Class A common stock from the American Stock Exchange to The Nasdaq Stock Market. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 and is by incorporated reference herein.

     The information in this report on Form 8-K (including the exhibits) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The registrant does not have, and expressly disclaims, any obligation to release any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this report is available on our website located at www.atlantisstock.com, although we reserve the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Exhibits

99.1	Press Release from the registrant, dated March 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS PLASTICS, INC.

Date: March 8, 2005	By:	/s/ Paul G. Saari

Paul G. Saari Senior Vice President, Finance and Chief Financial

EXHIBIT INDEX

99.1	Press Release from the registrant, dated March 7, 2005.